Significant and subsequent events, and pending transactions	12 Months Ended
Oct. 31, 2019
Text block [abstract]
Significant and subsequent events, and pending transactions

NOTE 35:  SIGNIFICANT AND SUBSEQUENT EVENTS, AND PENDING TRANSACTIONS

Bank Supports Acquisition of TD Ameritrade Holding Corporation by The Charles Schwab Corporation

On November 25, 2019, the Bank announced its support for the acquisition of TD Ameritrade, of which the Bank is a major shareholder, by The Charles Schwab Corporation (Schwab), through a definitive agreement announced by those companies. Under the terms of the transaction, all TD Ameritrade shareholders, including the Bank, would exchange each TD Ameritrade share they own for 1.0837 shares of Schwab. As a result, the Bank will exchange its approximate 43% ownership in TD Ameritrade for an approximate 13.4% stake in Schwab, consisting of up to 9.9% voting common shares and the remainder in non-voting common shares, convertible upon transfer to a third party. TD expects to record a revaluation gain at closing.

The transaction is subject to certain closing conditions, including majority approval by the shareholders of each of TD Ameritrade and Schwab, and majority approval of TD Ameritrade's shareholders other than TD and certain other shareholders of TD Ameritrade that have entered into voting agreements. In addition, the transaction is subject to receipt of regulatory approvals. The transaction is expected to close in the second half of calendar 2020, subject to all applicable closing conditions having been satisfied.

If the transaction closes, it is expected to have minimal capital impact on the Bank, and the Bank expects to account for its investment in Schwab using the equity method of accounting. The Bank and Schwab have entered into a new Stockholders' Agreement that will become effective upon closing, under which the Bank will have two seats on Schwab's Board of Directors, subject to the Bank meeting certain conditions. Under the agreement, the Bank will be subject to customary standstill and lockup restrictions. The Bank and Schwab have also entered into a revised and extended long-term IDA agreement that will become effective upon closing and extends to 2031. Starting on July 1, 2021, IDA deposits, which were $142 billion (US$108 billion) as at October 31, 2019, can be reduced at Schwab's option by up to US$10 billion a year, with a floor of US$50 billion. The servicing fee under the revised IDA agreement will be set at 15 bps upon closing.